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                                                                      EXHIBIT 10
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                              DEED OF TERMINATION


THIS DEED is made on 12 January 2001

PARTIES:

1. FAI INSURANCES LIMITED (ACN 004 304 545) of Level 42, 50 Bridge Street, Sydney, New South Wales ("FAI"); and

2. FAI HOME SECURITY PTY LIMITED (ACN 050 064 214), of Unit 3, 167 Prospect Highway, Seven Hills, New South Wales ("FHS").

RECITALS:

A. FAI and FHS are parties to a Trade Mark License Agreement dated 20 June 1997 (as amended by a Deed of Variation dated 18 August 1998) (the "License Agreement") which evidences and records the grant by FAI to FHS the right to use FAI's name and logo in conjunction with the words "Home Security".

B. The parties have agreed that FHS will relinquish its rights under the License Agreement and that the License Agreement will be terminated in accordance with the terms and conditions of this deed.

OPERATIVE PART:

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this deed, unless the context otherwise requires, the following words and phrases shall have the following meaning:

     "Chubb Group" means Chubb Australia Limited (ACN 000 096 122) and its related bodies corporate (as the term is defined in the Corporations Law).

     [/1/]

     "Effective Date" means 31 December 2003.

     "HSI Dealer" has the same meaning as set out in the License Agreement.

     "HSI Group Company" has the same meaning as set out in the License
     Agreement.

     "Merger Date" means the date on which a Merger occurs or is completed.

______________

/1/ Confidential treatment requested - the redacted information has been filed with the Securities and Exchange Commission.


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     "Merger" means a combination of all or part of the business carried on by
     FHS with all or part of the business carried on by any member or all of the members of the Chubb Group by any means including by takeover, scheme of arrangement, share sale, asset sale, merger or joint venture or any combination.

     "Termination Amount" means the sum of A$2,500,000.

     "Trade Mark" has the same meaning as set out in the License Agreement.

1.2  Interpretation

     In this deed, unless the context otherwise requires:

     (a) a reference to this deed is a reference to this deed as amended, varied, novated or substituted from time to time;

     (b)  a reference to any legislation includes:

          (i) all legislation, regulations and instruments issued under that legislation; and

          (ii) any modification, consolidation, amendment, re-enactment or replacement of that legislation;

     (c)  a word importing;

          (i)  the singular includes the plural and vice versa; and

          (ii) a gender includes each other gender;

     (d) where a word or phrase is given a defined meaning, any other part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning;

     (e) a reference to a Clause or Schedule is a reference to a Clause or Schedule of this deed;

     (f) any heading used in this deed is for convenience only and does not affect the interpretation of this deed;

     (g)  the Schedules of, and Recitals to, this deed form part of this deed;

     (h) words and expression importing natural persons shall include any company, corporation or other body corporate or other person, firm, joint venture, partnership, trust or other entity or any government authority and vice versa;

     (i) references to any of the parties hereto shall, where relevant, be deemed to be references to or include, as appropriate, its successors or permitted assigns;

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     (j)  reference to time is a reference to time in Sydney, Australia; and

     (k) a reference to an agreement includes a representation, undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing.

2.   TERMINATION

     The License Agreement will terminate on and from the Effective Date and, in consideration of the covenants on the part of FAI under this deed, FHS relinquishes all and any rights that it has under or in relation to the License Agreement on and from the Effective Date.

3.   DISCHARGE

3.1  Discharge

     Subject to Clause 3.3:

     (a)  [/2/]

     (b) FAI and FHS will forever free, release and discharge the other on the Effective Date from all and any future and ongoing obligations on and from that date that they may have or may have had under or in relation to the License Agreement.

3.2  [/3/]

3.3  Ongoing Obligations

     (a)  On the Effective Date FHS must:

          (i) immediately cease using and have no further right to use, including on any signs or promotional material:

                (A)  the Trade Mark; or

                (B) any trade mark that is substantially identical with or confusingly similar to the Trade Mark;

          (ii)  remove all signs bearing the Trade Mark;

          (iii) destroy all other material bearing the Trade Mark in its possession or control;

______________

/2/ Confidential treatment requested - the redacted information has been filed with the Securities and Exchange Commission.
/3/ Confidential treatment requested - the redacted information has been filed with the Securities and Exchange Commission.


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          (iv) provide all assistance required by FAI to cancel any registration of FHS as a registered user of the Trade Mark; and

          (v) use its best efforts to ensure that each HSI Group Company and HSI Dealer ceases using and is aware that it has no further right to use, including on any signs or promotional material, the Trade Mark.

     (b) Termination of the License Agreement on the Effective Date will not affect any rights of any party accrued to that Effective Date.

4.   WARRANTY

     FHS warrants that as the date of this deed it is not in breach of the terms of the License Agreement and undertakes to comply with those terms until the Effective Date.

5.   PAYMENTS

5.1  FAI Payments

     In consideration of the covenants on the part of FHS under this deed, FAI will,

     (a)  [/4/]

     (b) on the Effective Date, pay to FHS, but only if the Merger has not occurred by the Effective Date, a sum of A$350,000.

5.2  FHS Payment

     In consideration of the covenants on the part of FAI under this deed, FHS will, on the Merger Date, pay to FAI the sum of A$1,000,000.

5.3  FHS Direction

     FHS hereby irrevocably directs FAI to retain the Termination Amount in payment of all money owing by FHS to FAI under a Refinancing Agreement between FAI and FHS dated 26 April 2000. FHS acknowledges and agrees that FAI's compliance with this direction will satisfy in full FAI's obligations to pay the Termination Amount to FHS under this deed.

6.   MISCELLANEOUS PROVISIONS

6.1  Further Assurances

     Each of the Parties agrees and covenants that it shall without limitation execute and deliver all such documents and do all such things as are necessary in order to give effect to this deed and any transaction contemplated herein.

______________

/4/ Confidential treatment requested - the redacted information has been filed with the Securities and Exchange Commission.


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6.2  Governing Law

     This deed shall be governed by and construed in accordance with the laws for the time being of the State of New South Wales and each Party hereby submits to the non-exclusive jurisdiction of the courts of that State.

6.3  Amendments

     No amendment, variation, modification, addition or substitution to or for this deed shall be of any force or effect unless and until such amendment, variation, modification, addition or substitution is reduced to writing and executed by or on behalf of each Party.

6.4  Counterparts

     This deed may be executed in one or more counterparts each of which shall be deemed to be an original and those counterparts taken together shall constitute one and the same instrument.

6.5  Acknowledgement

     The Parties acknowledge that they enter into this deed fully and voluntarily upon their own information and investigations.

6.6  Costs

     Each Party shall bear its own costs in respect of the preparation, negotiation and execution of this deed and all things to be done under this deed.

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EXECUTION

Executed unconditionally as a Deed on the day specified above.

EXECUTED by                               )
FAI HOME SECURITY PTY                     )
LIMITED in accordance with Section        )
127 of the Corporations Law               )

/s/ T. Youngman                                        /s/ Stephen J. Pomeroy
Authorized Signatory                                   Authorized Signatory

Terry Youngman                                         /s/ Stephen J. Pomeroy.
Print Name                                             Print Name

Director                                               Secretary
Capacity                                               Capacity

EXECUTED for and on behalf of             )
FAI INSURANCES LIMITED                    )
by its duly authorized attorney:          )

/s/ William Howard
Signature of attorney

/s/ William Howard
Print Name

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